77O Transactions effected pursuant to Rule 10f-3
Liberty Variable Investment Trust (Trust)
Colonial Strategic Income Fund, VS (Fund)

On April 15, 2005, Colonial Strategic Income Fund, VS (Fund) purchased 70,000 par value of common stock notes of Whiting Petroleum 7.25% (Securities) for a total purchase price of $68,954.90 from Merrill Lynch pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; RBS Greenwich Capital; Barclays Capital; Citigroup; Deutsche Bank Securities Inc; HSBC Securities; Bear Stearns & Co., Inc.; Lehman Brothers; Merrill Lynch & Co; AG Edwards & Sons, Inc.; Key Bank National Association; Raymond James & Associates Inc; Wachvoia Securities Inc.
On June 8, 2005, Colonial Strategic Income Fund, VS(Fund) purchased 220,000 par value of common stock notes of Qwest Communications (Securities) for a total purchase price of $202,019.40 from Merrill Lynch pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; RBS Greenwich Capital; Barclays Capital; Citigroup; Deutsche Bank Securities Inc; HSBC Securities; Bear Stearns & Co., Inc.; Lehman Brothers; Merrill Lynch & Co; AG Edwards & Sons, Inc.; Key Bank National Association; Raymond James & Associates Inc; Wachvoia Securities


On June 20, 2005, Colonial Strategic Income Fund, VS (Fund) purchased 45,000 par value of common stock notes of Qwest Communications (Securities) for a total purchase price of $41,512.50 from Merrill Lynch pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; RBS Greenwich Capital; Barclays Capital; Citigroup; Deutsche Bank Securities Inc; HSBC Securities; Bear Stearns & Co., Inc.; Lehman Brothers; Merrill Lynch & Co; AG Edwards & Sons, Inc.; Key Bank National Association; Raymond James & Associates Inc; Wachvoia Securities


On June 22, 2005, Colonial Strategic Income Fund, VS (Fund) purchased 50,000 par value of common stock notes of Residential Capital 6.875 6/30/15 (Securities) for a total purchase price of $49,692.50 from Citigroup pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; RBS Greenwich Capital; Barclays Capital; Citigroup; Deutsche Bank Securities Inc; HSBC Securities; Bear Stearns & Co., Inc.; Lehman Brothers; Merrill Lynch & Co; AG Edwards & Sons, Inc.; Key Bank National Association; Raymond James & Associates Inc; Wachvoia Securities


On June 22, 2005, Colonial Strategic Income Fund, VS (Fund) purchased 50,000 par value of common stock notes of Residential Capital 6.375 6/30/10 (Securities) for a total purchase price of $49,853.00 from Bear Stearns pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; RBS Greenwich Capital; Barclays Capital; Citigroup; Deutsche Bank Securities Inc; HSBC Securities; Bear Stearns & Co., Inc.; Lehman Brothers; Merrill Lynch & Co; AG Edwards & Sons, Inc.; Key Bank National Association; Raymond James & Associates Inc; Wachvoia Securities


On June 29, 2005, Colonial Strategic Income Fund, VS (Fund) purchased 25,000 par value of common stock notes of Texas Industries Inc (Securities) for a total purchase price of $25,000.00 from UBS pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; RBS Greenwich Capital; Barclays Capital; Citigroup; Deutsche Bank Securities Inc; HSBC Securities; Bear Stearns & Co., Inc.; Lehman Brothers; Merrill Lynch & Co; AG Edwards & Sons, Inc.; Key Bank National Association; Raymond James & Associates Inc; Wachvoia Securities